Pension Overview December 2011 Exhibit No. 99.1

Proprietary and Confidential 2
Safe Harbor
Note Regarding Forward-Looking Statements: Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform
Act of 1995 including statements relating to estimated pension expense and contributions for 2011.
Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, the adequacy of actuarial assumptions and estimates; macroeconomic factors, including market volatility, that affect our investment returns, discount rates, costs and funding requirements; the impact of new pension regulations; actual withdrawal liability and funding levels of multi-employer plans; and a change in the level of pension contributions resulting from, among other things, a change in expected free cash flow levels. Our expectations are also subject to the risks described in our filings with the Securities and Exchange Commission (SEC). The risks included here and in our SEC filings are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Proprietary and Confidential 3
Purpose of Overview Page   4
Plan Overview / Recent Changes Page   5
Accounting Fundamentals Page   6
Pension Funded Status Page 10
Pension Investment Strategies and Results Page 18
Pension Contribution Requirements Page 23
Pension Expense Page 27
Pension Equity Charges Page 41
Conclusions Page 44
Contents

Proprietary and Confidential 4
Provide clarity to the main components and drivers of pension expense:
generally and specific to Ryder’s continuing operations
Provide insight into the factors which create funding requirements: generally and specific to Ryder
Provide information on Ryder’s U.S. pension funding status, pension asset returns and asset allocation strategies
Provide information on estimated future cash funding requirements
Provide information on estimated 2012 pension costs, go-forward sensitivity guides and drivers of changes in 2012 pension costs
Provide information on equity charges as a result of under-funded status
Purpose of Overview

Proprietary and Confidential 5
Ryder historically offered defined-benefit pension benefits in the U.S., U.K, and
Canada.  Substantially all employees, except U.S. drivers and warehouseman, were covered under the plans.  The majority of the employees covered by the plans are in Fleet Management Solutions and Central Support Services.
Effective 1/1/08, U.S. pension plans were frozen for participants who did not meet certain grandfathering criteria. Currently, only 8% of the active participants accrue benefits under the plan.
Effective 1/1/10, the Canadian pension plan was frozen for participants who did not meet certain grandfathering criteria.  Currently, only 16% of the active participants accrue benefits under the plan.
Effective 3/31/10, the U.K. pension plan was frozen for all participants.
The freeze of the pension plans will minimize the volatility in earnings over time.
Impacted employees participate in new enhanced defined contribution plans.
Reductions in pension expense associated with the freeze of the plans are generally being offset by costs associated with the new enhanced defined contribution plans.
Plan Overview / Recent Changes

Accounting Fundamentals

Proprietary and Confidential 7
Guiding literature
– FASB Accounting Standards Codification (ASC) Topic 715,
“Compensation – Retirement Benefits”
Delayed Recognition
- changes in pension obligation and the value of net assets
are recognized in earnings systematically and gradually over future periods
Net Reporting of Expense
- consequences of events and transactions
(compensation element, interest cost, investment return) are recorded as a single net expense
Offsetting of Assets and Liabilities
- value of pension assets and liabilities to
participants (funded status) shown net on the balance sheet
Assumptions-Based Expense Calculation
- discount rate, pension earnings rate,
salary progression rate, retirement and mortality rate.
Accounting Fundamentals

Proprietary and Confidential 8
Discount Rate
- rate that discounts expected future cash benefit payments to a present value.
Rate determined from models that match the expected benefit payments underlying the liability to coupons and maturities from a hypothetical portfolio of high quality corporate bonds.
Rate considered in determining 2012 pension expense of our primary U.S. Plan is
4.90% vs. 5.70% in 2011.  Weighted-average rate for international plans is 4.76% vs.
5.55% in 2011.
Record low rates are driving the increase in the projected benefit obligation and also the decrease in the funded status of the plans.
Pension Earnings Rate
- long-term expected rate of return on assets based on
asset allocation, current returns and expected reinvestment rates.
Rate considered in determining 2012 pension expense for our primary U.S. Plan is
7.05% vs. 7.45% in 2011.  Weighted-average rate for international plans is 6.00% vs.
6.84% in 2011.
Rate includes impact of investment management and other fees.
Accounting Fundamentals
Pension Assumptions

Proprietary and Confidential 9
– annual rate of growth based on expected compensation
until retirement, including all salary increase components (merit, promotion, equity, overtime and inflation).
Rate used to produce our 12/31/2011 pension liability valuation and 2012 pension expense, for our primary U.S. plan, remained at 4.0% based on actuarial review of historical experience.
Assumption less significant now that plans are frozen with limited active participants (i.e.
assumption only relevant for grandfathered participants).
– retirement rate based on actual plan experience;
mortality rate based on standard actuarial tables.
Mortality assumptions used to produce our 12/31/2011 pension liability valuation and
2012 pension expense, for our primary U.S. plan, were unchanged from prior year.
Accounting Fundamentals Accounting Fundamentals
Pension Assumptions
Salary Progression Rate
Retirement and Mortality Rate

Pension Funded Status

Proprietary and Confidential 11
* Actuarial losses are amortized to earnings over the average remaining service life of active participants or the average remaining life expectancy of inactive participants if all or almost all of the plan’s participants are inactive.
Ryder System, Inc. and Subsidiaries
Funded Status and Balance Sheet Impact of Pension
Funded Status
(Dollars in millions)
2011 2010 2009
Projected benefit obligations (PBO) at 12/31 $ 1,967.6 1,744.2 1,603.6
Fair value of Plan assets at 12/31 1,418.0 1,428.8 1,282.9
Funded status $ (549.5) (315.4) (320.7)
Non-current asset $ 0.3 20.6 10.6
Current liability (3.1) (3.0) (2.7)
Non-current liability (546.7) (333.1) (328.6)
Funded status $ (549.5) (315.4) (320.7)
Unrecognized net actuarial loss * $ 927.0 658.5 638.4
Actuarial Assumptions U.S. Plan:
Discount Rate 4.90% 5.70% 6.20%
Salary Progression Rate 4.00% 4.00% 4.00%

Proprietary and Confidential 12
(Dollars in millions)
2011 2010 2009
U.S. Qualified Plan $ (480.8) (288.2) (287.8)
U.S. Non Qualified Plan (42.1) (39.6) (37.1)
International Plans (26.6) 12.4 4.2
Total Consolidated Funded Status $ (549.5)     (315.4) (320.7)
Percent Funded 72% 82% 80%
Consolidated Funded Status
Funded Status

Proprietary and Confidential 13
(1) Actual return on plan assets was approximately negative 0.5% for 2011.
(2) Discount rate was 4.90% at 12/31/11 (5.70% at 12/31/10 and 6.20% at 12/31/09).
12/31/11 12/31/10 12/31/09
(Dollars in millions)
Fair Value of Assets (FVA)
1,063.4 $
(1)
1,077.8 $    963.1 $
PV of Liability (PBO)
1,544.2
(2)
1,366.0       1,250.9
Funded Status
(480.8) $   (288.2) $      (287.8) $
           Percent Funded
69% 79% 77%
U.S. Qualified Pension Plan
Funded Status

Proprietary and Confidential 14
Pension Assets
Pension assets are measured at the end of each reporting year (12/31)
Point-in-time valuation
Reflects fair market value
Not market-related (smoothed) value which is another accepted method
The fair market value of pension assets changes from year to year as a result of the following items:
Actual returns earned on plan assets
Contributions to the plan
Benefit payments to retirees
Payment of plan expenses
Funded Status

Proprietary and Confidential 15
Pension Liabilities
Projected Benefit Obligation (PBO) measures the present value of expected future benefit payments to plan participants including future salary increases
Point-in-time valuation (year-end unless interim assessment required)
Based on service to date of valuation
Based on selected discount rate
The discount rate is based on actuarial models that match expected timing of expected benefit payments to coupons and maturities from a hypothetical portfolio of high quality (Aa or better) corporate bonds at the end of each reporting year (December 31).
Future benefit payments are based on current plan provisions and are impacted by the following assumptions:
Retirement age
Mortality, Disability, Turnover, etc.
Salary progression rate
Funded Status

Proprietary and Confidential 16
Historical Consolidated Funded Status
74
80
83
78
93
100
66
80
82
72
60
80
100
120
140
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Note: All years as of 12/31
Funded Status

Proprietary and Confidential 17
Historical Funded Status - U.S. Qualified Plan Only
77
83
87
81
97
100
62
77
79
69
40
60
80
100
120
140
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Note: All years as of 12/31
Funded Status
Discount Rate 6.50% 6.00% 5.90% 5.65% 6.00% 6.35% 6.25% 6.20% 5.70% 4.90%

Pension Investment Strategies and Results

Proprietary and Confidential 19
The purpose of the pension fund is to accumulate sufficient assets to meet the Plan’s future payment obligations (liabilities).
Ryder’s Investment Committee oversees the asset management and investment activities of our North American pension plans.
Responsibilities include:
Establishing and maintaining a broad asset allocation strategy
Building investment structure within asset classes to ensure diversification
Retaining and monitoring investment managers
Evaluating performance of plans
Assets are accumulated largely through investment returns; asset allocation is structured to produce the required long-term returns within a risk-controlled framework.
Allocation of assets is largely a function of the time horizon for future liability payments and expected return/risk characteristics for the various asset classes. Investment allocations are subject to change at any time.
Pension Investment Strategies & Results

Proprietary and Confidential 20
Asset Allocation Strategy
Pension Investment Strategies & Results
Ryder’s U.S. pension asset allocation and approved targets are as follows:
12/31/11
Allocation
12/31/10
Allocation
Target
*
U.S. Equity 42% 47% 40%
Non-U.S. Equity 20% 20% 20%
U.S. Fixed Income 31% 26% 30%
Alternative Investments 7% 2% 10%
Cash
**
0% 5% 0%
100% 100% 100%
*
Asset allocation targets are approved and managed by the Ryder Investment Committee.
**
We made a voluntary pension contribution at the end of December 2010 of $50 million, which was allocated to the target asset classes in January 2011.

Proprietary and Confidential 21
U.S. Qualified Pension Plan Asset Return History
Pension Investment Strategies & Results
-0.5%
7.05%
5.75%
-35
-25
-15
-5
5
15
25
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
-35
-25
-15
-5
5
15
25
Annual Actual Asset Return
Current Expected Long Term Return on Assets
Rolling 15-Year Compound Annual Return

Proprietary and Confidential 22
Current Expected Long-Term Return on Assets
Long-term return assumptions are based on:
Actuarial review of asset allocation strategy
Long-term expected asset returns based on 12/31 actual asset allocation
Investment management fees paid using plan assets
2012 expected return for U.S. pension assets decreased to 7.05% from 7.45%
in 2011. The downward adjustment was driven by lower expected asset return for fixed income and alternative investments compared to 2011.

Pension Contribution Requirements

24
Pension Contribution
Annual U.S. cash contribution requirements were historically determined under Employee Retirement Income Security Act (ERISA).
In 2006, the Pension Protection Act (PPA) was passed which amended
ERISA for the purpose of strengthening pension funding and helping the
Pension Benefit Guarantee Corporation (PBGC) remain solvent.
Below is a summary of the contribution and PBGC premium requirements under PPA:
Minimum Funding Requirements - sufficient contributions to cover normal costs for the period and the amount to amortize funding shortfalls (if liability exceeds assets) over 7 years.
Additional contribution requirements if funded status falls below certain thresholds and plan considered “at-risk” (80% for 1/1/2011 and later). “At-risk” status is determined based on the prior year funded percentage.
Based on the current pension assumptions, the U.S. Qualified Plan is “at-risk” on
1/1/2012 (not at-risk from 2013 to 2017). The “at-risk” status triggers an additional funding requirement of approximately $4 million in the 2012 plan year.
PBGC premium – a flat dollar amount (per participant) for U.S. Plan PLUS a variable premium per participant when U.S. Plan is less than 100% funded
(under PPA, no exemptions).

25
For 2011 funding purposes, Ryder used the same elections as used in 2010:
Smoothed assets
Smoothed discount rate
Smoothing should produce more stable contribution requirements
Contribution requirements are influenced primarily by the following factors:
Funded status
Actual return on plan assets
Discount rate applied to expected plan payouts – based on corporate bond yield curve
Salary growth, retirement age and turnover
Mortality – table issued by IRS and updated every year
The Internal Revenue Code allows annual contributions greater than PPA minimum funding requirements, thus a range of contributions is possible.
However, under current PPA “credit balance” rules, excess contributions in a current period may not be totally available for determining future contribution requirements.
Pension Contribution

Proprietary and Confidential 26
Pension Contribution
Under PPA minimum funding rules and based on current market assumptions,
Ryder will be required to make significant contributions in the next five years.  In general, Ryder may elect to make voluntary contributions earlier than required and in amounts greater than the minimum requirements.
The following table presents Ryder’s estimated minimum funding requirements
(1)
:
As of
Dec 2011
As of
Dec 2010
($ in millions)
Present value over 5 years
(2)
U.S. Qualified Plan
(3)
$        442 $        302
All other plans $          54 $          50
Subsequent Calendar Year
U.S. Qualified Plan $          65 $           -
All other plans $          16 $          15
1/1/2012 PPA Funded Status
(4)
74% 75%
(1) U.S. Qualified Plan Contributions as of December 31, 2011 are based on a discount rate of 5.56% for 2012 and 5.10% for 2013 through 2017 and return on assets of 7.05%.  The level of future contributions will change based on actual discount rate and plan asset performance.
(2) The present value of the future contributions is discounted based on Ryder’s  5-year borrowing rate.
(3) U.S. Qualified Plan undiscounted by year: 2012; $65M, 2013; $113M, 2014; $111M, 2015; $108M, 2016;
$88M, 2013 includes estimated $4M additional funding requirement triggered by "at-risk" status for 2012 plan year.
(4) Funded status < 80% as of 1/1/2011 triggered the "at-risk" status for plan year 2012.  In December 2011 a
$13M contribution was made to avoid the "at-risk" status for the 2013 plan year.

Pension Expense

Proprietary and Confidential 28
Consolidated Pension Expense History
Pension Expense
(Dollars in millions)
2011 2010 2009
Service cost 14.7 $      15.2 21.0
Interest cost 97.5 96.1 93.0
Expected return on plan assets (101.8) (93.1) (74.9)
Settlement/Curtailment loss - 1.5 0.1
Recognized net actuarial loss 20.2 19.0 24.0
Amortization of prior service credit (2.3) (2.3) (2.2)
Pension expense, excluding union plans 28.4 36.5 61.0
Union-administered plans 6.0 5.2 5.2
Net pension expense 34.3 $      41.7 66.2
U.S. Actuarial Assumptions:
Discount rate 5.70% 6.20% 6.25%
Salary progression rate 4.00% 4.00% 4.00%
Expected return on plan assets 7.45% 7.65% 7.90%
Gain and loss amortization in years 25 26 27

Proprietary and Confidential 29
(Amounts in millions)
2011 2010 2009
U.S. Qualified Plan 25.9 $       30.7 $      47.7
U.S. Non Qualified Plan 3.0             3.1            3.2
International Plans (0.6)           2.7            10.1
Union Administered Plans 6.0 5.2 5.2
Net Pension Expense 34.3 $       41.7 $      66.2
Years Ended December 31:
Detail of Consolidated Pension
Expense History
Pension Expense

Proprietary and Confidential 30
• Service cost is
determined as the
actuarial present value of
benefits for employee
service during the period
• Amount is impacted by:
1) Discount Rate
2) Number of
employees
3) Expected lives /
retirement period
of employees
Service Cost
Pension Expense
(Amounts in millions) 2011 2010
Company-administered plans:
Service cost 14.7 $    15.2 $
Interest cost 97.5 96.1
Expected return on plan assets (101.8) (93.1)
Settlement loss - 1.5
Recognized net actuarial loss 20.2 19.0
Amortization of prior service credit (2.3) (2.3)
Pension expense, excluding union plans 28.4 36.5
Union-administered plans 6.0 5.2
Net pension expense 34.3 $    41.7 $

Proprietary and Confidential 31
• Interest cost represents
the increase in the
projected benefit
obligation due to the
passage of time
• Amount is measured
by accrual of interest
cost at assumed
discount rate
Interest Cost
(Amounts in millions) 2011 2010
Company-administered plans:
   Service cost 14.7 $     15.2 $
   Interest cost 97.5        96.1
   Expected return on plan assets (101.8)     (93.1)
   Settlement loss -   1.5
   Recognized net actuarial loss 20.2        19.0
   Amortization of prior service credit (2.3)         (2.3)
Pension expense, excluding union plans 28.4        36.5
Union-administered plans 6.0          5.2
Net pension expense 34.3 $     41.7 $
Pension Expense

Proprietary and Confidential 32
• Return on Plan assets
represents the assumed
change in the fair value of
Plan assets during the
year, after considering plan
contributions and
distributions
• Average long-term U.S.
expected rate of return of:
2002 8.75%
2003-2007  8.50%
2008 8.40%
2009 7.90%
2010 7.65%
2011 7.45%
Expected Return on Assets
(Amounts in millions) 2011 2010
Company-administered plans:
   Service cost 14.7 $     15.2 $
   Interest cost 97.5        96.1
   Expected return on plan assets (101.8)     (93.1)
   Settlement loss -   1.5
   Recognized net actuarial loss 20.2        19.0
   Amortization of prior service credit (2.3)         (2.3)
Pension expense, excluding union plans 28.4        36.5
Union-administered plans 6.0          5.2
Net pension expense 34.3 $     41.7 $
Pension Expense

Proprietary and Confidential 33
• Settlement loss recognized in
2010 upon election by a
number of Canadian
employees to receive a lump-
sum payment
(1) For 2010, lump-sum
payments were greater
than service and interest
cost and triggered
settlement accounting
(2) Recognized
proportionate amount of
unrecognized loss
Pension Expense
Settlement/Curtailment Loss
(Amounts in millions) 2011 2010
Company-administered plans:
Service cost 14.7 $    15.2 $
Interest cost 97.5 96.1
Expected return on plan assets (101.8) (93.1)
Settlement loss - 1.5
Recognized net actuarial loss 20.2 19.0
Amortization of prior service credit (2.3) (2.3)
Pension expense, excluding union plans 28.4 36.5
Union-administered plans 6.0 5.2
Net pension expense 34.3 $    41.7 $

Proprietary and Confidential 34
• Actuarial gains or losses
(G/L) include changes in
pension assets or
obligations resulting from
experience different than
that assumed or changes in
assumptions
• G/L recognized over time
• G/L recognition is subject to
a “corridor” which is
generally 10% of the greater
of pension obligations or
assets
• Corridor at 12/31/11 was
$197 million
• For U.S. and U.K. plans,
gains and losses are
recognized over average
remaining life expectancy of
plan participants, in light of
plan freeze
Actuarial Gain / Loss
(Amounts in millions) 2011 2010
Company-administered plans:
   Service cost 14.7 $     15.2 $
   Interest cost 97.5        96.1
   Expected return on plan assets (101.8)     (93.1)
   Settlement loss -   1.5
   Recognized net actuarial loss 20.2        19.0
   Amortization of prior service credit (2.3)         (2.3)
Pension expense, excluding union plans 28.4        36.5
Union-administered plans 6.0          5.2
Net pension expense 34.3 $     41.7 $
Pension Expense

Proprietary and Confidential 35
• Prior service credit
represents the cost of
retroactive benefit
reductions made in a
Plan amendment
• Recognized over the
anticipated future service
period of employees
affected
Prior Service Credit
(Amounts in millions) 2011 2010
Company-administered plans:
   Service cost 14.7 $     15.2 $
   Interest cost 97.5        96.1
   Expected return on plan assets (101.8)     (93.1)
   Settlement loss -   1.5
   Recognized net actuarial loss 20.2        19.0
   Amortization of prior service credit (2.3)         (2.3)
Pension expense, excluding union plans 28.4        36.5
Union-administered plans 6.0          5.2
Net pension expense 34.3 $     41.7 $
Pension Expense

Proprietary and Confidential 36
Ryder participates in 11 multi-employer pension (MEP) plans that provide benefits to employees covered by collective bargaining agreements as follows:
The annual net pension cost of the plans is equal to the annual contribution which was $6.0 million in 2011.
If any MEP plan fails to meet certain minimum funding requirements, we could be required to make additional contributions up to 10% of current requirements.
Employers participating in MEP plans can elect to withdraw from the plans, contingent upon labor union consent, and be subject to a withdrawal obligation based on the plan’s unfunded vested benefits. Based on the most recent available plan information, we estimate our withdrawal obligation to be approximately $27 million.  We have no intention of taking any such action at this time.
Union-Administered Pension Plans
Pension Fund Employees Pension Fund Employees
IAM National 324 New England Teamsters 19
Western Conference Teamsters 252 Local 11 14
Local 701 137 IBT 710 3
IAM Motor City 65 Local 272 13
Central States 30 Cleveland Bakers and Teamsters 3
Auto Industries 29

Proprietary and Confidential 37
Sensitivity Analysis - U.S. Qualified Pension Plan
Pension Expense
2011 Pension Projected
Assumption Change Expense Benefit Obligation
US/Int'l
Expected Long-Term Return on Assets 7.45%/6.84% +/- 0.25% -/+ $  3.6 Million
Actual 2011 Asset Returns vs. Expected 7.45%/6.84% +/- 0.25% -/+ $  0.4 Million
Contributions at beginning of year + $ 50 Million - $  3.5 Million
Discount Rate 5.70%/5.55% + 0.25% - $  1.5 Million - $ 48 Million
Discount Rate 5.70%/5.55% - 0.25% + $  1.3 Million + $ 48 Million
Salary Progression Rate 4.00% +/- 0.25%
+/
-
$  0.1 Million
+/- $   1 Million

Proprietary and Confidential 38
(Amounts in millions) Estimate Actual Actual
2012 2011 2010
U.S. Qualified Plan 36.0 $       25.9         30.7
U.S. Non Qualified Plan 3.4             3.0            3.1
International Plans 3.9             (0.6)          2.7
Union Administered Plans 6.0 6.0 5.2
Net Pension Expense 49.3 $       34.3         41.7
Years Ended December 31:
2012 Expectations - Consolidated Pension Expense
Pension Expense

Proprietary and Confidential 39
Drivers of the Change in 2012
Consolidated
Pension Expense
(Amounts in millions)
2011 Pension Expense 34 $
Lower than Assumed Return on Assets in 2011 11
Lower Expected Return Assumption 7
Benefit of Pension Contribution (6)
Lower Discount Rate 4
Other (1)
2012 Estimated Pension Expense 49 $
Pension Expense

Proprietary and Confidential 40
2011 Expectations - U.S. Qualified Pension Plan
Pension Expense
Estimate Actual Actual
(Amounts in millions) 2012 2011 2010
U.S. Qualified Pension Plan
Service cost 12.9 $        12.3 11.6
Interest cost 74.3 76.2 75.9
Expected return on plan assets (75.1) (77.8) (71.2)
Net amortization 23.9 15.2 14.4
Pension expense (income) 36.0 $        25.9 30.7
Actuarial Assumptions:
Discount rate 4.90% 5.70% 6.20%
Salary progression rate 4.00% 4.00% 4.00%
Expected return on plan assets 7.05% 7.45% 7.65%
Years Ended December 31:

Pension Equity Charges

Proprietary and Confidential 42
Funded Status = Fair value of plan assets compared to PBO
Overfunded Plan Balance sheet asset
Underfunded Plan Balance sheet liability
Year-end (December 31 for Ryder) calculation in conjunction with actuarial valuation
Certain changes in funded status are recognized through other comprehensive income.
Relates to actuarial gains/losses and prior service costs/credits that arise during the period but are not recognized in pension expense
Changes are recognized net of tax
Accumulated changes in other comprehensive income are presented within shareholders’ equity
Pension Equity Charges
The funded status of a defined benefit plan is recognized in the balance sheet.

Proprietary and Confidential 43
Negative/Low asset returns and a declining interest rate environment have led to significant unrecognized actuarial losses. Following is a summary of cumulative pension equity charges:
The higher equity charge in 2011 reflects the impact of a lower discount rate and lower than expected pension asset returns.
Global revolving credit facility includes a covenant to maintain a ratio of debt to consolidated tangible net worth, as defined, of less than or equal to 300%.
Pension equity charge is included in debt covenant calculation.
Ratio at 12/31/11 was 255% and Ryder continues to be in compliance with the debt covenant.
Pension Equity Charges
Cumulative Equity Annual Charge /
Year Charge (Benefit)
2007 $148 ($53)
2008 $480 $332
2009 $412 ($68)
2010 $423 $11
2011 $595 $172

Conclusions

Proprietary and Confidential 45
Ryder has frozen U.S. and Canadian pension plans to most active employees and U.K. pension plan to all employees.
Pension expense is sensitive to expected long-term asset returns versus actual returns as well as interest rate changes.
Difference between actual and expected asset returns and the impact of interest rate changes are required to be amortized in order to smooth recognition of gains and losses
Plan cash contributions can lower pension expense.
Pension expense for all plans (especially our primary U.S. plan) is expected to increase in 2012 vs. 2011.
Driven by impact of 2011 asset returns that were less than
assumed return rates, lower expected asset returns as well as a lower discount rate
Conclusions

Proprietary and Confidential 46
Minimum pension funding requirements are manageable relative to total cash generated.
At year end 2011, the plans were 72% funded on accounting basis. The funded status is negative $550M.
Underfunded status results in a charge to equity (cumulative $595M at
12/31/11).
Pension charge to equity in 2011 does not affect earnings or current compliance with the debt covenant.
Conclusions